Exhibit 10.1

SUBSCRIPTION AGREEMENT

Celsius Holdings, Inc.

2424 N Federal Highway, Suite 206

Boca Raton, Florida 33431

Ladies and Gentlemen:

You have informed the undersigned (“Purchaser”) that Celsius Holdings, Inc., a Nevada corporation (the “Company”), intends to raise up to $15,000,000 (the “Offering”) on a “private placement” basis from a limited number of persons who qualify as “accredited investors” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), by selling up to 5,000,000 shares of its common stock, $0.001 par value (the “Shares”) at a purchase price of $3.00 per Share (the “Purchase Price”). The minimum investment in the Offering is $300,000 (100,000 Shares), which minimum may be waived in the Company’s discretion.

Purchaser understands that Purchaser’s rights and responsibilities as a Purchaser will be governed by the terms and conditions of the Company’s Private Placement Term Sheet dated December 20, 2016, including this subscription agreement (the “Subscription Agreement”) and the other Exhibits thereto (the “Term Sheet”).

This Subscription Agreement is one of a number of such subscriptions for Shares. By signing this Subscription Agreement and returning it to the Company together with payment of the Purchase Price for the Shares by wire transfer (in accordance with the instructions attached as Exhibit D to the Term Sheet), Purchaser offers to purchase and subscribe from the Company the Shares in the principal amount set forth in this Subscription Agreement on the terms specified herein. The Company reserves the right, in its complete discretion, to reject any subscription offer or to reduce the number of Shares allotted to Purchaser. If this offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Purchaser, together with a certificate evidencing the Shares purchased.

The Shares are being offered for sale on a “best efforts” basis. Accordingly, no minimum number of Shares will need to be subscribed for in order for the Company to consummate the sale of any of the Shares and utilize the proceeds therefrom. The Shares will be offered by Company management, who will not be compensated for the sale of the Shares.

The Offering will end on January 31, 2017, unless extended or earlier terminated by the Company at any time.

The Company also reserves the right to withdraw, cancel or modify the Offering and to reject any subscriptions, in whole or in part, in its sole discretion. In the event a subscription is rejected by the Company, all funds delivered with such subscription will be returned to the prospective investor as soon as practicable without interest thereon or deduction therefrom.

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1.            Representations and Warranties of Purchaser.          Purchaser represents and warrants to the Company as follows:

(a)          Purchaser is an “accredited investor” as defined in the Securities Act because Purchaser qualifies within one of the following categories (please check the appropriate category):

Category 1.	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

Category 4.	An insurance company as defined in Section 2(a)(13) of the Securities Act; or

Category 5.	An investment company registered under the United States Investment Company Act of 1940, as amended; or

Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or

Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or

Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000; or

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Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are “accredited investors,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act; or

Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a limited liability company or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

Category 12.	Any director or executive officer of the Company; or

Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds $1,000,000 (Note: For purposes of calculating “net worth” under this paragraph: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.); or

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Category 14.	A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act; or

Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

(b)          Purchaser (i) has adequate means of providing for Purchaser’s current needs and possible contingencies and Purchaser has no need for liquidity of Purchaser’s investment in the Shares; (ii) can bear the economic risk of losing the entire amount of Purchaser’s investment in the Shares; and (iii) has such knowledge and experience that Purchaser is capable of evaluating the relative risks and merits of this investment. The purchase of the Securities is consistent, in both nature and amount, with Purchaser’s overall investment program and financial condition.

(c)          Purchaser is a sophisticated, experienced investor, capable of determining and understanding the risks and merits of this investment.

(d)          Purchaser has received and read, and is familiar with the Term Sheet. All other publicly available documents, records and books pertaining to the Company and the Offering requested by Purchaser, have been made available or delivered to Purchaser.

(e)          Purchaser has had the opportunity to ask questions of and receive answers from the Company’s officers and representatives concerning the Company’s affairs in general and the terms and conditions of the Offering.

(f)          Purchaser understands that there are significant risks implicit in the business of the Company including without limitation, those set forth in the Term Sheet.

(g)         Other than as set forth in the Term Sheet, no person or entity has made any representation or warranty whatsoever with respect to any matter or thing concerning the Company and the Offering and Purchaser is purchasing the Shares based solely upon Purchaser’s own investigation and evaluation.

(h)         Purchaser understands that the Shares have not been registered under the Securities Act or applicable state securities laws.

(i)          The Shares are being acquired solely for Purchaser’s own account, for investment and are not being purchased with a view to or for their resale or distribution.

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(j)           Purchaser is aware of the following:

(i)           the Shares are a speculative investment which involves a high degree or risk;

(ii)          an investment in the Shares is not readily transferable and it may not be possible for Purchaser to liquidate the investment;

(iii)         there are substantial restrictions on the transferability of the Shares under the Securities Act and applicable state securities laws; and

(iv)         no federal or state agency has made any finding or determination as to the fairness of the Shares for public investment nor any recommendation or endorsement of the Shares.

(k)          Purchaser has the full right, power and authority to execute and deliver this Subscription Agreement and perform Purchaser’s obligations hereunder.

(l)           No approval, authorization, consent, order of other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Subscription Agreement by Purchaser or the consummation of the sale and purchase of the Shares.

2.            Transferability.        Purchaser understands that Purchaser may sell or otherwise transfer the Shares only if registered under the Securities Act and applicable state securities laws or Purchaser provides the Company with an opinion of counsel acceptable to the Company to the effect that such sale or other transfer may be made in absence of registration under the Securities Act, and applicable state securities laws. Purchaser has no right to cause the Company to register the Shares under the Securities Act and applicable state securities laws. The certificates evidencing the Shares will contain a legend reflecting this restriction.

3.            Indemnification.         Purchaser agrees to indemnify and hold harmless the Company and its directors and officers against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, any and all expenses whatsoever, including attorneys’ fees, reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by me to comply with any covenant or agreement made by Purchaser in this Subscription Agreement.

4.            Termination of Agreement.        If this Subscription Agreement is rejected by the Company, then this Subscription Agreement shall be null and void and of no further force and effect, no party shall have any rights against any other party hereunder, and the Company shall promptly return to Purchaser the funds delivered with this Subscription Agreement.

5.            Miscellaneous.

(a)          This Subscription Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Subscription Agreement supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

(b)          This Subscription Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment supplement or modification is sought.

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(c)          This Subscription Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws. Exclusive jurisdiction for any action arising under this Agreement shall be in a Federal or state court of competent subject matter jurisdiction in Palm Beach County, Florida.

(d)          The failure of any party at any time or times to require performance of any provision of this Subscription Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provisions.

(e)          The invalidity, illegality or unenforceability of any provision or provisions of this Subscription Agreement will not affect any other provision of this Subscription Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provisions of this Subscription Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Subscription Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Subscription Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)          Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Subscription Agreement, the successful party will be awarded reasonable attorneys’ fees, expenses and costs at both the trial and appellate levels.

(g)          This Subscription Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

(h)          This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic transmission), each of which will be deemed an original and all of which together will constitute one and the same instrument. If less than a complete copy of this Subscription Agreement is delivered to the Company, the Company shall be entitled to assume that Purchaser accepts and agrees with all of the terms and conditions of this Subscription Agreement on the pages not delivered unaltered.

6.            Ownership Information.         Please print here the number of Shares to be purchased, the Purchase Price and the exact name(s) in which the Shares will be registered.

Number of Shares Purchased: $___________________________________________________

Purchase Price @ $3.00 per Share:  ________________________________________________

Purchaser Name(s):  ____________________________________________________________________________

            ____________________________________________________________________________

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_____ Single Person

_____ Husband and Wife, as community property

_____ Joint Tenants (with right of survivorship)

_____ Tenants in Common

_____ Corporation or other organization

_____ A Partnership

_____ IRA

_____ Tax-Qualified Retirement Plan

_____ Trust

(i)          Trustee(s)/Custodian ____________________________________________________________

(ii)         Trust Date ____________________________________________________________________

(iii)        Name of Trust __________________________________________________________________

(iv)        For the Benefit of: _______________________________________________________________

_____ Other:

(Please explain)

Social Security or Tax I.D.:

Street Address (If P.O. Box, include address for surface delivery if different than residence)

City	State	Zip Code

Telephone Numbers:

Home:	( )

Cell:	( )

Facsimile:	( )

Email:

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Purchaser Signature Page

Date and Signatures.	Dated:	_______________, 201_

Signature(s)	Print Purchaser Name (s)

(Each co-owner or joint owner must sign – names must be signed exactly as listed under “Purchaser Name(s)”)

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Company Counterpart Signature Page

ACCEPTED:

CELSIUS HOLDINGS, INC.

By:		Dated:	____________, 201_
Name:
Title

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